UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported) April 29, 2005 (April 26, 2005)

Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10308 (Commission File No.)	06-0918165 (I.R.S. Employer Identification Number)
9 West 57th Street New York, NY (Address of principal executive office)		10019 (Zip Code)

Registrant's telephone number, including area code  (212) 413-1800

None
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 26, 2005, the Compensation Committee of our Board of Directors approved an annual long-term equity incentive grant for eligible key employees, including executive officers other than our Chairman and Chief Executive Officer who was not awarded a long-term equity incentive grant. The awards are in the form of performance vesting restricted common stock units of Cendant. However, executive officers were provided an election to receive a portion of their awards in the form of performance vesting stock options, with an exercise price equal to the fair market value of our common stock as of the date of grant. All awards granted to executive officers are made pursuant to our 2004 Performance Metric Long Term Incentive Plan, as amended and restated as of April 26, 2005 (the “Performance Plan”) and our 1997 Stock Option Plan. All awards granted to executive officers vest subject to both continued employment with us through each applicable vesting date, and our attainment of performance goals stated in terms of Total Unit Growth (as defined in the Performance Plan).

A copy of the Performance Plan and form of award agreement used in connection with the foregoing grant are attached as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference herein.

On April 26, 2005, at our Annual Meeting of Stockholders, our stockholders approved the Cendant Amended and Restated 1999 Non-Employee Directors Deferred Compensation Plan. A copy of such plan is attached as Exhibit 10.3 and incorporated by reference herein.

Item 8.01	Other Events.

On April 26, 2005, we announced that our board of directors declared its regular quarterly cash dividend of $0.09 per common share, payable June 14, 2005 to stockholders of record on May 23, 2005. A copy of such announcement is attached as Exhibit 99 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

10.1	2004 Performance Metric Long Term Incentive Plan, as amended and restated as of April 26, 2005
10.2	Form of Award Agreement for the 2004 Performance Metric Long Term Incentive Plan and the 1997 Stock Option Plan
10.3	Cendant Amended and Restated 1999 Non-Employee Directors Deferred Compensation Plan
99	Press Release: Cendant’s Board of Directors Declares Regular Quarterly Cash Dividend of $0.09 Per Common Share

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
By:	/s/ Eric J. Bock
Eric J. Bock Executive Vice President, Law and Corporate Secretary

Date: April 29, 2005

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated April 29, 2005 (April 26, 2005)

EXHIBIT INDEX

10.1	2004 Performance Metric Long Term Incentive Plan, as amended and restated as of April 26, 2005
10.2	Form of Award Agreement for the 2004 Performance Metric Long Term Incentive Plan and the 1997 Stock Option Plan
10.3	Cendant Amended and Restated 1999 Non-Employee Directors Deferred Compensation Plan
99	Press Release: Cendant’s Board of Directors Declares Regular Quarterly Cash Dividend of $0.09 Per Common Share